BRAZOS MUTUAL FUNDS

                        SUPPLEMENT DATED OCTOBER 19, 2004
                        TO PROSPECTUS DATED APRIL 1, 2004

                              CLASS N AND Y SHARES

CHANGES IN THE MARKET CAPITALIZATION DEFINITION FOR THE MICRO CAP, SMALL CAP AND MID CAP PORTFOLIOS

     Effective August 20, 2004, the market capitalization definition for each of the Micro Cap, Small Cap and Mid Cap Portfolios is modified as provided below.

     MICRO CAP PORTFOLIO

     The following paragraph replaces in its entirety the second paragraph under the heading "INVESTMENT POLICIES AND STRATEGIES" on Page 4 of the Prospectus:

     For these purposes, a micro cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) less than or equal to $600 million or (2) within the range of companies represented in the lower 50% of the Russell 2000 Growth Index (the "Index") at the time of purchase. The market capitalization of companies in the lower 50% of the Index will fluctuate with changes in market conditions and the composition of the Index. As of July 31, 2004, the largest market capitalization in the lower 50% of the Index was approximately $432 million.

     SMALL CAP PORTFOLIO

     The following paragraph replaces in its entirety the second paragraph under the heading "INVESTMENT POLICIES AND STRATEGIES" on Page 10 of the Prospectus:

     For these purposes, a small cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) between $200 million and $2.5 billion or (2) within the range of companies represented in the Russell 2000 Growth Index (the "Index") at the time of the Portfolio's investment. The market capitalization of companies in the Index will fluctuate with changes in market conditions and the composition of the Index. As of July 31, 2004, the largest market capitalization of the Index was approximately $1.9 billion.

     MID CAP PORTFOLIO

     The following paragraph replaces in its entirety the second paragraph under the heading "INVESTMENT POLICIES AND STRATEGIES" on Page 16 of the Prospectus:


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     For these purposes, a mid cap issuer is currently defined as an issuer that, at the time of purchase by the Portfolio, has a market capitalization (1) between $1.0 billion and $12 billion or (2) within the range of companies represented in the Russell Mid Cap Growth Index (the "Mid Cap Index") at the time of the Portfolio's investment. The market capitalization of companies in the Mid Cap Index will fluctuate with changes in market conditions and the composition of the Mid Cap Index. As of July 31, 2004, the market capitalization range of the Mid Cap Index was approximately between $529 million and $13.4 billion.